UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 31, 2008


                     INTERNATIONAL CARD ESTABLISHMENT, INC.
             ______________________________________________________
             (Exact name of Registrant as specified in its Charter)


            DELAWARE                   000-33129              95-4581903
____________________________          ____________        ______________________
(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)        Identification Number)


              555 AIRPORT WAY, SUITE A, CAMARILLO, CALIFORNIA 93010
              _____________________________________________________
                    (Address of Principal Executive Offices)


         Registrant's telephone number, including area code 800-905-6367


                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                             61 Broadway, 32nd Floor
                            New York, New York 10006
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17  CFR
    240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b)  under the
    Exchange Act (17 CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17 CFR 240.13e-4(c))

ITEM 4.02 NON RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On May 31, 2008, the management of International Card Establishment, Inc. (the "Company") concluded that its financial statements for the year ended December 31, 2007, which are included in its Form 10-KSB and its Form 10-KSB/A for the year ended December 31, 2007 and its financial statements for the quarters ended March 31, 2008, which are included in its Form 10-Q for the quarter ended March 31, 2008, did not properly disclose the detail of our related party line of credit activity on our Statement of Cash Flows in accordance with the United States Generally Accepted Accounting Principles ("GAAP"), and, as a result the Statement of Cash Flows for December 31, 2007, cannot be relied upon.

The above-mentioned error reflected certain disclosure errors in the Company's policies and procedures to ensure accurate and reliable annual and interim consolidated financial statements. Specifically, we lacked (i) sufficient personnel with the required technical accounting and SEC financial reporting experience relating to our business to enable us to maintain adequate controls over our financial reporting and processes which control deficiency resulted in our recording certain adjustments prior to the issuance of our annual financial statements for the year ended December 31, 2007 and interim consolidated financial statements for the three months ended March 31, 2008; and (ii) policies and procedures requiring a detailed review on a timely basis of underlying information supporting amounts included in the interim consolidated financial statements and disclosures. As a result of the aggregation of these significant deficiencies, the Company has concluded that a material weakness exists for the year ended December 31, 2007 and for the three month period ended March 31, 2008. The Company will review its internal controls to strengthen its reporting and accounting functions.

Management of the Company has restated its financial statements for the year ended December 31, 2007 in the December 31, 2008 Form 10-K filing, and will amend its financial statements for the year ended December 31, 2007 and the quarterly period ended March 31, 2008 to restate the Statement of Cash Flows to correct the errors noted above and file amendments to the Company's periodic reports filed with the Securities and Exchange Commission.

Management has apprised the Company's Board and has discussed the matters in this Report with its independent auditors.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   INTERNATIONAL CARD ESTABLISHMENT, INC.


DATE: April 21, 2009

                                   By: /s/ WILLIAM LOPSHIRE
                                       __________________________________
                                           William Lopshire
                                           Chief Executive Officer